Supplement Dated March 7, 2025
to the Thrivent All Cap Portfolio Summary Prospectus and Thrivent Series Fund, Inc. Prospectus, each dated April 30, 2024, as amended
1.Effective April 30, 2025, the “Principal Strategies” for Thrivent All Cap Portfolio will be deleted and replaced with the following:
The Portfolio seeks to achieve its objective by investing primarily in common stocks of companies of any market capitalization or investment style. In buying and selling securities for the Portfolio, the Adviser uses an active strategy. This strategy consists of a disciplined approach that involves computer-aided, quantitative analysis of fundamental, technical and risk-related factors. The Adviser’s factor model (a method of analyzing and combining multiple data sources) systematically reviews thousands of stocks, using data such as historical earnings growth and expected future growth, valuation, price momentum, and other quantitative factors to forecast return potential. Then, risk characteristics of potential investments and covariation among securities are analyzed along with the return forecasts in determining the Portfolio’s holdings.
2.Effective as of April 30, 2025, Matthew D. Finn, CFA, CFA, Roger W. Norberg, and John T. Groton, Jr., CFA, will no longer be portfolio managers for the Portfolio. Noah J. Monsen, CFA, Brian Bomgren, CQF, and Sharon Wang, CFA, FRM, have been named as portfolio managers for the Portfolio. Mr. Monsen is a Senior Portfolio Manager and has been with Thrivent since 2000. Mr. Bomgren is a Senior Portfolio Manager and has been with Thrivent since 2006. Ms. Wang is a Senior Portfolio Manager and has been with Thrivent since 2017.
Please include this Supplement with your Summary Prospectus and Prospectus.
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